American Skandia Advisor Funds, Incorporated
 Supplement dated September 11, 2000 to the Prospectus dated September 11, 2000

     Effective September 11, 2000, the ASAF T. Rowe Price Small Company Value Fund is being sub-advised by GAMCO Investors, Inc. ("GAMCO") and was renamed the ASAF Gabelli Small-Cap Value Fund (the "Fund"). The sub-advisory agreement between American Skandia Investment Services, Inc. ("ASISI") and T. Rowe Price Associates, Inc. ("T. Rowe Price") for the Fund was terminated effective at the close of business on September 8, 2000.

         Accordingly, effective September 11, 2000, all references in the Prospectus to the "ASAF T. Rowe Price Small Company Value Fund" are replaced by references to the "ASAF Gabelli Small-Cap Value Fund." In addition, the section of the Prospectus entitled "Management of the Funds -- The Sub-Advisors" is revised by (1) deleting the sub-section relating to T. Rowe Price (on page 87) and (2) deleting the existing sub-section on GAMCO (on page 87) and replacing it with the following:

         GAMCO Investors, Inc. ("GAMCO"), with principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as Sub-advisor to the ASAF Gabelli Small-Cap Value Fund and the ASAF Gabelli All-Cap Value Fund. GAMCO managed approximately $9.6 billion in assets as of June 30, 2000 and is a wholly-owned subsidiary of Gabelli Asset Management Inc.

         Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of the ASAF Gabelli Small-Cap Value Fund and the ASAF Gabelli All-Cap Value Fund. Mr. Gabelli has been Chief Executive Officer and Chief Investment Officer of GAMCO and its predecessor since the predecessor's inception in 1978.

         In addition, the numbered list of the Sub-advisor's criteria for selecting securities (both under "Risk/Return Summary - Capital Growth Funds and Portfolios - Principal Investment Strategies" on page 6 and under "Investment Programs of the Funds - ASAF T. Rowe Price Small Company Value Fund - Principal Investment Policies and Risks" on page 42) is revised to read as follows:

         In selecting investments, the Sub-advisor generally looks to the following:

(1) Low price/earnings, price/book value or price/cash flow ratios relative to the company's peers.

(2)  Low stock price relative to a company's underlying asset values.

(3)  A sound balance sheet and other positive financial characteristics.

         The Sub-advisor then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

         Shareholders of the Fund will be sent an information statement in the near future including more detailed information about GAMCO, the reasons for ASISI's retention of GAMCO, and GAMCO's management of the Fund.